UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22874

FIRST EAGLE SENIOR LOAN FUND

(Exact name of registrant as specified in charter)

227 West Monroe Street, Suite 3200
   Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Sabrina Rusnak-Carlson

500 Boylston Street, Suite 1250

   Boston, MA 02116

(Name and address of agent for service)

Copies of Communications to:

Nicole M. Runyan

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Registrant's telephone number, including area code:   (312) 702-8199

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Eagle Senior Loan Fund
Manager Commentary (unaudited)December 31, 2020

Dear Shareholder,
2020 brought with it a once-in-a-century global pandemic which prompted unprecedented containment measures. This impact of the virus has been far-reaching, impacting businesses across industries and geographies, and reaching into our homes as we adapt daily to a “new normal”.
2020 Loan Market Review
The U.S. Leveraged Loan market, as measured by the Credit Suisse Leveraged Loan Index (the “Index”), posted a one-year return for 2020 up 2.8%, after a difficult start to 2020 when we saw the first quarter return -13.9%.1,2 The average price of the Index declined modestly from $96.51 at the end of 2019 to $95.73 at the end of 2020.3 For reference, the average price of the Index at the end of March was $82.70.3
At the outset of 2020, retail bank loan mutual funds continued to see the outflows that started in October 2018. For 2020, retail outflows totaled $28 billion, half of which was recorded during March 2020.4 However, outflows began to stabilize in the fourth quarter of 2020, with a cumulative outflow of $200 million for the quarter and December 2020 posting positive inflow of $700 million.4 Institutional demand, as measured by CLO issuance, a significant provider of funding for the loan market, was $92 billion in 2020, down 22% from 2019.4
New-issue loan volume started off strong in 2020, with volume of $195 billion in January and February.5 However, the markets all but stalled in March with $4 billion in volume.5 New issuance levels strengthened in the second half of the year, ending 2020 with gross issuance totals of $422 billion, up 8% from 2019 issuance.5 During 2020, mergers and acquisition financings account for 34% of the volume.5 Refinancings and repricings accounted for 54% of the activity.5 Net issuance (excluding refinancings and repricings) totaled $193 billion in 2020, up slightly over 2019.5
Not surprisingly, the bank loan defaults increased as the economic impacts of a global pandemic trickled down to individual companies, with the 12-month lagging bank loan default rate ending the year at 4.17%, up from 1.39% at the end of 2019.6 This rate includes 69 defaults during the year, compared to 22 defaults in 2019.4
Outlook
The U.S. leveraged loan market finished a turbulent 2020 on a strong note, against a backdrop of a broad rally in risk markets fueled by optimism surrounding COVID-19 vaccine developments. The unprecedented levels of support from the Federal Reserve and Treasury helped stabilize markets during the year, likely preventing a drastic economic slump.
We expect a stable to modest tightening of spreads in 2021. Driving this belief are our expectations of a 20 to 25% increase in 2021 CLO volume, attractive returns in the leveraged loan market (our forecast is 5.0 – 5.5%) and a continuation of low interest rates with any increase driven off the back of improving economic fundamentals along with a relatively strong US consumer. We expect defaults to be stable and possibly move lower, given the low level of distressed debt in the market paired with an injection of liquidity by the Federal Reserve and the capital market’s current receptiveness to new money financing at attractive rates. In general, these positive developments are anticipated to be supported by a successful roll out of the vaccines, continued US Treasury and Federal Reserve support for the markets, plus additional stimulus measures from the US government and overall better credit fundamentals paired with strong technicals. After a massive wave of downgrade activity seen during the initial onset of the virus during the March/April time frame, ratings migration activity has turned positive as we move into 2021.7
The major risk to this outlook is tied to the ramp in production and timing of mass distribution of the COVID-19 vaccines. Specifically, concern surrounds a sluggish rollout of the vaccines amidst a continued spread of the virus could threaten to stall progress towards a loosening of restrictions and normalization of economic activity.
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   1

First Eagle Senior Loan Fund
Manager Commentary (unaudited) (continued)December 31, 2020

First Eagle Senior Loan Fund Performance
As of December 31, 2020, the Fund had total investments in securities recorded at fair value of $167.6 million and net assets of $115.5 million. The Fund’s net asset value (“NAV”) on December 31, 2020 was $15.57 per share, down from $16.89 per share on December 31, 2019.
Since inception through December 31, 2020, on an annualized basis, the Fund had returns of 4.14% on a NAV basis, outperforming the Index over the same period which had a return of 4.00%.2 For the twelve months ended December 31, 2020, the Fund had returns of -1.25% on a NAV basis, while the Index returned 2.78% over the same period.2
The Fund’s borrowings as of December 31, 2020 were $45.5 million, down $2.5 million from December 31, 2019. As a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes, minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes), leverage increased slightly to 28.3% from 27.7% at December 31, 2019, due primarily to the decrease in the Fund’s NAV. Over the year, leverage as a percentage of Managed Assets averaged 28.5%.
The Fund earned $9.8 million in interest income for the year ended December 31, 2020, a decrease of 23.9% from the year ended December 31, 2019. This decrease in income is driven primarily by an overall decrease in the average coupon rate of the portfolio. As of December 31, 2020, the weighted average coupon (reference rate plus spread) of the portfolio was 4.88%, down from 6.20% as of December 31, 2019. The decline was driven primarily by declines in LIBOR from 2019 to 2020, with both 1-month and 3-month LIBOR rates declining more than 160 bps from December 31, 2019 to December 31, 2020. The Fund’s weighted average spread on floating rate securities was essentially flat at 4.30%. As of December 31, 2020, approximately 45% of the Fund’s investment portfolio was subject to a LIBOR floor.
Total Fund net expenses were $2.7 million for 2020, a decrease of approximately $0.9 million from 2019. The decline in net expenses is largely the result of a decrease of $0.7 million in interest expense due to both a decrease in average borrowings for the year from $47.7 million to $44.7 million, and a decrease in our average cost of borrowing for the year from 3.44% to 1.95% due to the decline in LIBOR. Advisory fees declined $0.1 million from 2019 to 2020 resulting from lower Managed Assets during the period. Net expenses also benefited from an increase in expense waivers of $0.2 million.
Net of Fund expenses, the Fund generated $7.0 million of net investment income during 2020, a decrease of $2.2 million, or 23.6%, from 2019. During 2020, the Fund paid distributions of $7.7 million. Over the course of 2020, the Fund’s monthly distributions were reduced from $0.101/share at the end of 2019 to $0.07/share at the end of 2020 in response to the decline in net investment income.

On behalf of the management team, I thank you for your continued support of the First Eagle Senior Loan Fund. Please feel free to contact us at any time: fslf@feim.com or 1.844.409.6454.
Sincerely,
Robert J. Hickey
President, First Eagle Senior Loan Fund
Past performance is not a guarantee of future results. The views expressed reflect the opinion of First Eagle Alternative Credit, LLC as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. First Eagle Alternative Credit, LLC is not obligated to publicly update or revise any of the views expressed herein.
2   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Manager Commentary (unaudited) (continued)December 31, 2020

1
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly, and monthly. New issues are added to the index on their effective date if they qualify according to the following criteria: Loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index, which is provided for reference only. The Fund’s criteria for selecting investments vary from the Index providers’ criteria. In addition, the Fund’s returns are generally subject to management fees and other expenses. For the foregoing and other reasons, the returns achieved by the Fund and the returns of an Index should not be considered comparable.

2
Credit Suisse Leveraged Loan Index monthly returns for 2020 and 2019.

3
Credit Suisse Leveraged Loan Index average prices as of December 31, 2020, March 31, 2020 and December 31, 2019.

4
S&P Capital IQ LCD as of March 31, June 30, September 30 and December 31, 2020 and December 31, 2019.

5
J.P. Morgan Leveraged Loan Market Monitor as of March 31, June 30, September 30, December 31, 2020 and December 31, 2019.

6
S&P Capital IQ LCD according to the S&P/LSTA Leveraged Loan Index Default Rate as of December 31, 2020 and December 31, 2019.

7
Credit Suisse, CS Strategy Daily Comment (1/6/2021).

   First Eagle Senior Loan Fund Annual Report | December 31, 2020   3

First Eagle Senior Loan Fund
Performance & Statistics (unaudited)December 31, 2020

FSLF’s Portfolio Composition(1)
First Lien Secured Loans	91.44%
Second Lien Secured Loans	1.92%
Fixed Rate Bonds	0.19%
Equity/Warrants	0.15%
Short Term Investments	6.30%
FSLF’s S&P Rating(2)
BBB	0.56%
BB	5.54%
B	81.31%
CCC & Below	11.17%
NR	1.42%
Portfolio Characteristics(3)
Weighted Average Loan Spread	4.30%
Weighted Average Days to Reset	46
Weighted Average Coupon Rate	4.88%
Weighted Average Duration (Years)	0.13
Weighted Average Maturity (Years)	4.74
Number of Positions	163

(1)
As a percentage of fair value of total investment held.

(2)
As a percentage of fair value of investments, excluding short term investments.

(3)
Excluding short term investments.

(4)
Exclusive of LIBOR floors.

(5)
Annualized.

(6)
Operations commenced on September 20, 2013.

(7)
Reflects adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns reported on December 31. 2020.

(8)
Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

(9)
Top 10 Holdings does not include the Morgan Stanley Institutional Liquidity Treasury Portfolio — Institutional Share Class, with represents 6.30% of the fair value of total investments held.

(10)
Industry classifications are based upon Moody’s Industry Classifications.

The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Information shown is as of December 31, 2020. Current information may differ from that shown.
FSLF Total Return
	1 Year	3 Year(5)	5 Year(5)	Since Inception(5)(6)
First Eagle Senior Loan Fund
NAV(7)	(1.25)%	1.23%	4.84%	4.14%
Market Price	(0.21)%	1.38%	5.10%	2.63%
CS Leveraged Loan Index(8)	2.78%	3.99%	5.19%	4.00%
Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
Top 10 Holdings(1)(9)
United Natural Foods, Term Loan B – First Lien	2.40%
Red Ventures LLC, Term Loan B-2 – First Lien	1.75%
Alvogen Pharma US, Inc., January 2020 Loan – First Lien	1.58%
Air Methods Corp., Term Loan B – First Lien	1.44%
Terrier Media Buyer, Inc. (Cox Media Group), Term Loan B – First Lien	1.41%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Term Loan B – First Lien	1.38%
Kenan Advantage Group, Inc., Initial U.S. Term Loan – First Lien	1.21%
AppLovin Corp., Term Loan B – First Lien	1.21%
Zaxby’s Operating Company L.P. (aka Craveability Finance Sub LLC), Term Loan B – First Lien	1.20%
WP CityMD Bidco LLC (CityMD), Term Loan B – First Lien	1.19%
Top 5 Industry Holdings(1)(10)
High Tech Industries	18.97%
Services: Business	16.07%
Healthcare & Pharmaceuticals	6.94%
Services: Consumer	6.10%
Hotel, Gaming & Leisure	5.79%

4   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund Schedule of Investments†	December 31, 2020
Investments	Principal	Value
SENIOR LOANS(a) – 135.5% (93.4% of Total Investments)
Aerospace & Defense – 1.6%
Advanced Integration Technology LP, Term B-1 Loan – First Lien, 5.750% (1-Month USD LIBOR + 4.750%, 1.000% Floor), 04/03/23(b)	$1,436,531	$1,206,686
New Constellis Borrower LLC, Term B Loan – First Lien, 8.500% (1-Month USD LIBOR + 7.500%, 1.000% Floor), 03/27/24(b)	381,664	370,849
New Constellis Borrower LLC, PIK – Second Lien, 12.000% (1-Month USD LIBOR + 11.00%, 1.000% Floor), 03/27/25	324,799	234,398
Total Aerospace & Defense		1,811,933
Automotive – 3.7%
Douglas Dynamics LLC, Term Loan B – First Lien, 4.750% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 06/08/26(b)	401,187	405,199
Jason Incorporated, Term Loan – First Lien, 7.000% (3-Month USD LIBOR + 2.000% Cash + 4.000% PIK, 1.000% Floor), 08/28/25(b)	314,334	306,476
Jason Incorporated, Term Loan – Second Lien, 11.000% (3-Month USD LIBOR + 1.000% Cash + 9.000% PIK, 1.000% Floor), 02/28/26(b)	206,921	194,505
Navistar, Inc., Tranche B Term Loan – First Lien, 3.660% (1-Month USD LIBOR + 3.500%, 0.150% Floor), 11/06/24	1,945,000	1,946,702
Panther BF Aggregator 2 LP (Power Solutions), Term Loan B – First Lien, 3.650% (1-Month USD LIBOR + 3.500%), 04/30/26	1,383,126	1,381,107
Total Automotive		4,233,989
Banking, Finance, Insurance & Real Estate – 6.6%
Alliant Holdings Intermediate LLC (Alliant Holdings I LLC), 2020 New Term Loan – First Lien, 4.250% (1-Month USD LIBOR + 3.750%, 0.500% Floor), 11/05/27	488,398	489,621
Aretec Group, Inc. (Cetera Financial Group), Term Loan – First Lien, 4.400% (1-Month USD LIBOR + 4.250%), 10/01/25	1,129,592	1,108,412
AssuredPartners, Inc., 2020 February Refinancing Term Loan – First Lien, 3.650% (1-Month USD LIBOR + 3.500%), 02/12/27	1,131,773	1,117,004
Avison Young Canada, Inc., Term Loan – First Lien, 5.230% (3-Month USD LIBOR + 5.000%), 02/01/26	1,640,957	1,560,279
Hub International Ltd., 2019 Term Loan B – First Lien, 5.000% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 04/25/25	1,361,250	1,367,274
Kestra Advisor Services Holdings A, Inc. (Kestra Financial),Term Loan – First Lien, 4.400% (1-Month USD LIBOR + 4.250%), 06/03/26	814,688	801,791
Ryan Specialty Group, LLC, Initial Term Loan – First Lien, 4.000% (1-Month USD LIBOR + 3.250%, 0.750% Floor), 09/01/27	774,060	774,060
Sedgwick Claims Management Services, Inc., Term Loan B – First Lien, 3.400% (1-Month USD LIBOR + 3.250%), 12/31/25	453,250	446,925
Total Banking, Finance, Insurance & Real Estate		7,665,366
Beverage, Food & Tobacco – 0.5%
Arterra Wines Canada, Inc. (Constellation Brands), Term Loan – First Lien, 4.250% (1-Month USD LIBOR + 3.500%, 0.750% Floor), 11/24/27	579,742	583,548
See accompanying Notes to Financial Statements
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   5

First Eagle Senior Loan Fund Schedule of Investments† (continued)	December 31, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Capital Equipment – 1.8%
Granite Holdings US Acquisition Co. (Howden), Term Loan B – First Lien, 5.500% (3-Month USD LIBOR + 5.250%), 09/30/26(b)	$272,372	$273,053
MI Windows and Doors, LLC, Term Loan B – First Lien (LIBOR + 3.750%, 0.750% Floor), 12/14/27(c)	396,000	397,485
NN, Inc., New 2017 Incremental Term Loan – First Lien, 5.900% (1-Month USD LIBOR + 5.750%), 10/19/22	733,549	731,715
NN, Inc., Tranche B Term Loan – First Lien, 6.500% (1-Month USD LIBOR + 5.750%, 0.750% Floor), 10/19/22	727,269	725,451
Total Capital Equipment		2,127,704
Chemicals, Plastics & Rubber – 1.2%
Polar US Borrower (SI Group, Inc.), Term Loan – First Lien, 5.000% (3-Month USD LIBOR + 4.750%), 10/15/25	1,465,051	1,444,906
Construction & Building – 1.7%
Amentum Government Services Holdings LLC (AECOM Technology Corp.), Term Loan – First Lien, 5.500% (3-Month USD LIBOR + 4.750%, 0.750% Floor), 01/29/27	750,000	757,500
Brookfield WEC Holdings, Inc. (Westinghouse), Refinancing Term Loan – First Lien, 3.750% (1-Month USD LIBOR + 3.000%, 0.750% Floor), 08/01/25	590,920	590,287
Yak Access LLC (Yak Mat), Term Loan B – First Lien, 5.250% (3-Month USD LIBOR + 5.000%), 07/11/25	692,564	614,651
Total Construction & Building		1,962,438
Consumer Goods: Durable – 0.1%
Serta Simmons Bedding, LLC, Super Priority Term Loan – First Lien, 8.500% (1-Month USD LIBOR + 7.500%, 1.000% Floor), 08/10/23	78,195	79,303
Consumer Goods: Non-Durable – 5.1%
ABG Intermediate Holdings 2 LLC, Term Loan 2017 – First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 09/27/24	1,960,671	1,949,642
Alphabet Holding Co., Inc. (Nature’s Bounty), Initial Term Loan – First Lien, 3.650% (1-Month USD LIBOR + 3.500%), 09/26/24	1,218,763	1,210,042
International Textile Group, Inc., Term Loan – First Lien, 5.370% (3-Month USD LIBOR + 5.000%), 05/01/24	472,020	428,753
Olaplex, Inc., Term Loan – First Lien (LIBOR + 6.500%, 1.000% Floor), 01/08/26(b)(c)	1,000,000	1,000,000
Outerstuff LLC, Closing Date Loan – First Lien, 6.000% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 12/29/23	437,003	266,572
Pure Fishing, Inc. (SP PF Buyer), Term Loan – First Lien, 4.650% (1-Month USD LIBOR + 4.500%), 12/21/25(c)	1,001,368	969,179
Renfro Corp., Term Loan – First Lien, 10.000% (1-Month USD LIBOR + 9.000%, 1.000% Floor), 02/12/21(b)	52,596	49,704
Total Consumer Goods: Non-Durable		5,873,892
See accompanying Notes to Financial Statements
6   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund Schedule of Investments† (continued)	December 31, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Containers, Packaging & Glass – 2.8%
Canister International Group, Inc., Term Loan B – First Lien, 4.900% (1-Month USD LIBOR + 4.750%), 12/21/26	$938,442	$935,509
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan – First Lien, 5.000% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 10/19/23	399,235	398,612
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan – Second Lien, 9.500% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 10/21/24	1,140,000	1,132,875
Reynolds Group Holdings, Inc., Term Loan – First Lien, 3.400% (1-Month USD LIBOR + 3.250%), 02/5/26	765,000	760,601
Total Containers, Packaging & Glass		3,227,597
Energy: Electricity – 0.9%
Granite Acquisition, Inc. (Wheelabrator), Term Loan B – First Lien, 4.750% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 09/19/22	1,027,399	1,032,212
Energy: Oil & Gas – 2.1%
HGIM Corp. (Harvey Gulf), Term Loan (Exit) – First Lien, 7.000% (3-Month USD LIBOR + 6.000%, 1.000% Floor), 07/03/23(d)	2,510,674	1,251,157
PSS Industrial Group (Pipeline Supply & Service), Term Loan – First Lien, 7.500% (3-Month USD LIBOR + 6.000%, 1.500% Floor), 04/10/25	411,857	292,418
W3 Topco LLC (Total Safety), Term Loan B – First Lien, 7.000% (3-Month USD LIBOR + 6.000%, 1.000% Floor), 08/16/25	937,500	906,563
Total Energy: Oil & Gas		2,450,138
Environmental Industries – 1.4%
EnergySolutions (Energy Capital Partners), Term Loan B – First Lien, 4.750% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 05/09/25	1,656,429	1,635,028
Healthcare & Pharmaceuticals – 10.1%
Alvogen Pharma US, Inc., January 2020 Loan – First Lien, 6.250% (3-Month USD LIBOR + 5.250%, 1.000% Floor), 12/31/23(b)	2,751,957	2,646,460
Cano Health, LLC, Term Loan – First Lien, 6.000% (3-Month USD LIBOR + 5.250%, 0.750% Floor), 11/19/27(b)	581,374	581,374
Carestream Health, Inc. (Onex), 2023 Extended Term Loan – First Lien, 7.750% (3-Month USD LIBOR + 6.750%, 1.000% Floor), 05/08/23	1,862,822	1,837,208
Civitas Solutions, Inc. (National Mentor Holding), Term Loan – First Lien, 4.400% (1-Month USD LIBOR + 4.250%), 03/09/26	940,333	940,728
Civitas Solutions, Inc. (National Mentor Holding), Term Loan C – First Lien, 4.510% (3-Month USD LIBOR + 4.250%), 03/09/26	43,032	43,051
EyeCare Partners, LLC, Initial Delayed Draw Term Loan – First Lien, 3.900% (1-Month USD LIBOR + 3.750%), 02/18/27(c)	270,790	264,631
EyeCare Partners, LLC, Initial Term Loan – First Lien, 3.900% (1-Month USD LIBOR + 3.750%), 02/18/27(c)	1,151,823	1,125,625
LifeScan Global Corp., Term Loan – First Lien, 6.230% (3-Month USD LIBOR + 6.000%), 10/01/24	1,170,281	1,117,987
Midwest Physician Administrative Services LLC (Dupage Medical Group), Initial Term Loan – Second Lien, 7.750% (1-Month USD LIBOR + 7.000%, 0.750% Floor), 08/15/25	734,282	719,596
National Seating & Mobility, Inc., Term Loan – First Lien, 5.400% (1-Month USD LIBOR + 5.250%), 11/16/26(b)	686,813	679,945
See accompanying Notes to Financial Statements
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   7

First Eagle Senior Loan Fund Schedule of Investments† (continued)	December 31, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Healthcare & Pharmaceuticals – 10.1% (continued)
RegionalCare Hospital Partners Holdings, Inc. (Lifepoint Health), Term Loan B – First Lien, 3.900% (1-Month USD LIBOR + 3.750%), 11/16/25	$1,678,861	$1,677,711
Total Healthcare & Pharmaceuticals		11,634,316
High Tech Industries – 27.5%
Advanced Computer Software (Air Newco LLC / Aston FInCo S.a.r.l.), Term Loan B – First Lien, 4.390% (1-Month USD LIBOR + 4.250%), 10/09/26(b)	992,500	982,883
Ahead DB Holdings, LLC, Initial Term Loan – First Lien, 6.000% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 10/18/27	360,000	355,050
AppLovin Corp., Term Loan B – First Lien, 3.650% (1-Month USD LIBOR + 3.500%), 08/15/25	2,024,320	2,022,296
Aptean, Inc., Term Loan – First Lien, 4.400% (1-Month USD LIBOR + 4.250%), 04/23/26	1,753,125	1,729,029
AQA Acquisition Holding, Inc., Term Loan B – First Lien (LIBOR + 4.250%, 0.500% Floor), 11/20/27(b)(c)	950,000	947,031
Banff Merger Sub, Inc. (BMC), Term Loan B – First Lien, 4.400% (1-Month USD LIBOR + 4.250%), 10/02/25	1,128,485	1,126,098
Cision (Castle US Holding Corp.), Term Loan B – First Lien, 4.000% (3-Month USD LIBOR + 3.750%), 01/29/27	1,490,625	1,466,864
Cornerstone OnDemand, Inc., Term Loan B – First Lien, 4.390% (1-Month USD LIBOR + 4.250%), 04/22/27	791,884	796,691
Flexera Software LLC (fka Flexera Software, Inc.), Term Loan – First Lien (LIBOR + 3.750%, 0.750% Floor), 01/26/28(b)(c)	400,000	400,500
Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories), Term Loan B – First Lien, 4.750% (3-Month USD LIBOR + 4.000%, 0.750% Floor), 12/01/27	800,000	802,876
Helios Software Holdings, Inc. (ION Corporates), Term Loan – First Lien, 4.520% (3-Month USD LIBOR + 4.250%), 10/24/25	1,856,032	1,849,842
MH Sub I LLC and Micro Holding Corp. (Internet Brands), Amendment No 2 Initial Term Loan – First Lien, 3.650% (1-Month USD LIBOR + 3.500%), 09/16/24	1,877,775	1,857,711
MH Sub I, LLC and Micro Holding Corp. (Internet Brands), Incremental Term Loan B – First Lien, 4.750% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 09/15/24	358,200	358,200
Milano Acquisition Corp., Term Loan – First Lien, 4.750% (3-Month USD LIBOR + 4.000%, 0.750% Floor), 10/01/27	1,000,000	1,002,290
Park Place Technologies, LLC, Closing Date Term Loan – First Lien, 6.000% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 11/10/27(b)	770,000	741,764
Perforce Software, Inc., Refinancing Term Loan B – First Lien, 3.900% (1-Month USD LIBOR + 3.750%), 07/01/26	987,525	970,861
Quest Software (Dell Software Group / Seahawk Holding Cayman Ltd.), Term Loan – First Lien, 4.460% (3-Month USD LIBOR + 4.250%), 05/16/25	1,905,556	1,878,878
QuickBase, Inc., Term Loan – First Lien, 4.150% (1-Month USD LIBOR + 4.000%), 03/27/26(b)	1,034,250	1,021,322
See accompanying Notes to Financial Statements
8   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund Schedule of Investments† (continued)	December 31, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
High Tech Industries – 27.5% (continued)
Rocket Software, Inc., Term Loan – First Lien, 4.400% (1-Month USD LIBOR + 4.250%), 11/28/25	$1,944,531	$1,931,970
RSA Security LLC (Redstone), Term Loan – First Lien, 6.000% (2-Month USD LIBOR + 5.000%, 1.000% Floor), 09/01/27	336,000	337,890
S2P Acquisition Borrower, Inc. (Jaggaer), Term Loan – First Lien, 4.150% (1-Month USD LIBOR + 4.000%), 08/14/26	1,012,188	1,012,187
Silverback Merger Sub, Inc. (Sparta Systems), Term Loan B – First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 08/21/24	1,307,464	1,307,464
SonicWALL, Inc., Term Loan – First Lien, 3.720% (3-Month USD LIBOR + 3.500%), 05/16/25	520,966	513,151
Starfish – V Merger Sub, Inc. (Syncsort/Vero), 2018 Refinancing Term Loan – First Lien, 6.480% (3-Month USD LIBOR + 6.250%), 08/16/24	1,510,781	1,510,214
Starfish – V Merger Sub, Inc. (Syncsort/Vero), 2019 Refinancing Term Loan – First Lien, 7.000% (3-Month USD LIBOR + 6.000%, 1.000% Floor), 08/16/24	688,007	689,083
TriTech Software Systems (Superion/SuperMoose), Term Loan – First Lien, 4.000% (3-Month USD LIBOR + 3.750%), 08/29/25	1,306,667	1,225,653
Uber Technologies, Inc., Term Loan – First Lien, 5.000% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 04/04/25	997,442	1,004,654
VeriFone Systems, Inc., Term Loan – First Lien, 4.220% (3-Month USD LIBOR + 4.000%), 08/20/25	1,002,356	972,285
VS Buyer LLC (Veeam Software), Term Loan B – First Lien, 3.400% (1-Month USD LIBOR + 3.250%), 02/28/27	992,500	990,639
Total High Tech Industries		31,805,376
Hotel, Gaming & Leisure – 8.4%
Alterra Mountain Co., Term B Loan – First Lien, 5.500% (1-Month USD LIBOR + 4.500%, 1.000% Floor), 08/01/26	1,309,028	1,320,482
AP Gaming I LLC (American Gaming Systems), 2018 Term Loan B – First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 02/15/24	1,246,811	1,199,164
Cineworld Finance US, Inc. (Crown Finance US, Inc.), Term Loan B1 – First Lien, 15.250% (LIBOR + 7.000% Cash + 8.250% PIK, 1.000% Floor), 05/23/24	366,779	439,217
Miller’s Ale House, Inc., Term Loan – First Lien, 4.900% (1-Month USD LIBOR + 4.750%), 05/30/25	1,170,000	1,031,794
Portillo’s Holdings LLC, Term Loan – First Lien, 6.500% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 09/06/24(b)	493,750	492,515
Stats, LLC (Peak Jersey Holdco Ltd), Term Loan – First Lien, 5.470% (3-Month USD LIBOR + 5.250%), 07/10/26	1,560,625	1,547,617
Twin River Management Group, Inc., Term Loan B1 – First Lien, 9.000% (3-Month USD LIBOR + 8.000%, 1.000% Floor), 05/10/26(b)	179,100	192,309
Whatabrands LLC, Term Loan B – First Lien, 2.900% (1-Month USD LIBOR + 2.750%), 07/31/26	1,435,807	1,425,484
Zaxby’s Operating Company L.P. (Craveability Finance Sub LLC), Term Loan B – First Lien, 4.500% (1-Month USD LIBOR + 4.000%, 0.750% Floor), 12/28/27	2,000,000	2,007,500
Total Hotel, Gaming & Leisure		9,656,082
See accompanying Notes to Financial Statements
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   9

First Eagle Senior Loan Fund Schedule of Investments† (continued)	December 31, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Media: Broadcasting & Subscription – 5.9%
E.W. Scripps Co. (The), Term Loan B – First Lien (LIBOR + 3.000%, 0.750% Floor), 01/07/28(c)	$1,000,000	$1,002,655
Mega Broadband Investments Holdings LLC, Initial Term Loan – First Lien, 3.750% (3-Month USD LIBOR + 3.000%, 0.750% Floor), 11/12/27	788,045	788,663
Radiate Holdco LLC (RCN Grande), Term Loan B – First Lien, 4.250% (1-Month USD LIBOR + 3.500%, 0.750% Floor), 09/25/26	380,000	381,127
Terrier Media Buyer, Inc. (Cox Media Group), Term Loan B – First Lien, 4.400% (1-Month USD LIBOR + 4.250%), 12/17/26	2,363,583	2,371,347
Univision Communications, Inc., 2020 Replacement Term Loan – First Lien, 4.750% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 03/15/26	779,994	783,188
UPC Financing Partnership, Term Loan B1 – First Lien, 3.680% (2-Month USD LIBOR + 3.500%), 01/31/29	565,817	568,434
UPC Financing Partnership, Term Loan B2 – First Lien, 3.670% (2-Month USD LIBOR + 3.500%), 01/31/29	565,817	568,434
Urban One (Radio One, Inc.), Initial Term Loan – First Lien, 5.000% (1-Month USD LIBOR + 4.000%, 1.000% Floor), 04/18/23	418,136	390,434
Total Media: Broadcasting & Subscription		6,854,282
Media: Diversified & Production – 3.9%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Term Loan B – First Lien, 4.690% (1-Month USD LIBOR + 4.500%), 02/19/26	2,337,793	2,309,307
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), New Term Loan B-1 – First Lien, 2.900% (1-Month USD LIBOR + 2.750%), 05/16/25	1,340,052	1,242,335
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term B-2 Loan – First Lien, 9.500% (1-Month USD LIBOR + 8.500%, 1.000% Floor), 05/16/25(b)	876,877	902,635
Total Media: Diversified & Production		4,454,277
Metals & Mining – 0.6%
ASP Prince Merger Sub, Inc. (PMHC II), Term Loan – First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 03/31/25	729,375	685,977
Retail – 3.1%
Apro LLC (United Pacific), Term Loan B – First Lien, 5.000% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 11/14/26	1,270,382	1,273,558
Mavis Tire Express Services (EOC Group, Inc.), Closing Date Term Loan – First Lien, 3.500% (3-Month USD LIBOR + 3.250%), 03/20/25	802,193	789,959
Mavis Tire Express Services (EOC Group, Inc.), Term Loan B2 – First Lien, 5.000% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 03/20/25	390,000	393,169
Wand Newco 3, Inc. (Caliber Collision/ABRA Augo Body), Term Loan B – First Lien, 3.150% (1-Month USD LIBOR + 3.000%), 02/05/26	1,108,181	1,094,606
Total Retail		3,551,292
Services: Business – 23.3%
ABC Financials (Project Accelerate Parent LLC), New Tranche Term Loan – First Lien, 5.250% (3-Month USD LIBOR + 4.250%, 1.000% Floor), 01/02/25(b)	413,944	381,864
See accompanying Notes to Financial Statements
10   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund Schedule of Investments† (continued)	December 31, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Business – 23.3% (continued)
Air Methods Corp., Term Loan B – First Lien, 4.500% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 04/21/24(c)	$2,498,374	$2,419,675
Alchemy Copyrights LLC (Concord Music), 2020 Term Loan – First Lien, 4.000% (1-Month USD LIBOR + 3.250%, 0.750% Floor), 08/16/27(b)	557,353	561,533
CCI Buyer, Inc. (Consumer Cellular), Term Loan B – First Lien (3-Month USD LIBOR + 4.000%, 0.750% Floor), 12/11/27(c)	788,667	789,321
Conservice, LLC, Term Loan B – First Lien, 4.500% (3-Month USD LIBOR + 4.250%), 05/13/27	574,275	575,711
CT Technologies Intermediate Holdings, Inc. (HealthPort), Term Loan – First Lien, 6.000% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 12/16/25	1,579,694	1,577,720
Deliver Buyer (Material Handling Systems, Inc./MHS), Term Loan B – First Lien, 7.250% (3-Month USD LIBOR + 6.250%, 1.000% Floor), 05/01/24(b)	764,294	769,070
Deluxe Entertainment Services Group, Inc., Term Loan – First Lien, 7.500% (3-Month USD LIBOR + 5.000% Cash + 1.500% PIK, 1.000% Floor), 03/25/24(b)(d)	265,545	119,495
DiscoverOrg LLC, Term Loan – First Lien, 3.900% (1-Month USD LIBOR + 3.750%), 01/28/26	790,908	792,886
EagleView Technology Corp., Term Loan – First Lien, 3.730% (3-Month USD LIBOR + 3.500%), 08/14/25	980,000	967,750
Ensemble Health Partners, Term Loan – First Lien, 3.960% (3-Month USD LIBOR + 3.750%), 08/03/26	1,096,431	1,096,568
Enterprise Merger Sub, Inc. (Envision Healthcare), Term Loan – First Lien, 3.900% (1-Month USD LIBOR + 3.750%), 10/10/25	1,913,181	1,604,451
Great Dane Merger Sub, Inc. (CommerceHub), Term Loan B1 – First Lien (LIBOR + 4.250%, 0.750% Floor), 12/02/27(c)	804,167	805,172
Great Dane Merger Sub, Inc. (CommerceHub), Term Loan B2 – Second Lien (LIBOR + 7.000%, 0.750% Floor), 12/02/28(b)(c)	480,000	483,000
Guidehouse LLP, Term Loan – First Lien, 4.650% (1-Month USD LIBOR + 4.500%), 05/01/25	1,205,967	1,207,975
Hertz Corp., DIP Delayed Draw Term Loan – First Lien, 9.500% (PRIME + 6.250%), 12/31/21	390,909	401,743
IRI Holdings, Inc. (Information Resources), Term Loan (Add-On) – First Lien, 5.150% (1-Month USD LIBOR + 5.000%), 12/01/25(b)(c)	1,634,901	1,632,857
Mitchell International, Inc., Term Loan – First Lien, 3.400% (1-Month USD LIBOR + 3.250%), 11/29/24	1,763,944	1,737,899
New Insight Holdings, Inc. (Research Now), Initial Term Loan – First Lien, 6.500% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 12/20/24	396,783	392,022
Red Ventures LLC, Term Loan B – First Lien, 4.250% (1-Month USD LIBOR + 3.500%, 0.750% Floor), 11/08/24	393,750	391,781
Red Ventures LLC, Term Loan B-2 – First Lien, 2.650% (1-Month USD LIBOR + 2.500%), 11/08/24	2,970,427	2,927,505
RXB Holdings, Inc. (RxBenefits), Term Loan – First Lien, 6.000% (3-Month USD LIBOR + 5.250%, 0.750% Floor), 12/15/27(b)	782,600	778,687
SMG US Midco 2, Inc., 2020 Refinancing Term Loan – First Lien, 2.760% (3-Month USD LIBOR + 2.500%), 01/23/25	497,487	470,541
See accompanying Notes to Financial Statements
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   11

First Eagle Senior Loan Fund Schedule of Investments† (continued)	December 31, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Business – 23.3% (continued)
Teneo Holdings LLC, Term Loan B – First Lien, 6.250% (1-Month USD LIBOR + 5.250%, 1.000% Floor), 07/12/25	$1,481,250	$1,470,763
Travel Leaders Group LLC, New Term Loan B – First Lien, 4.150% (1-Month USD LIBOR + 4.000%), 01/25/24(b)	975,000	865,312
Upstream Newco, Inc., Term Loan – First Lien, 4.650% (1-Month USD LIBOR + 4.500%), 11/20/26(c)	1,131,183	1,130,476
Verra Mobility Corp. (VM Corp./ATS Consolidated), Term Loan B-1 – First Lien, 3.400% (1-Month USD LIBOR + 3.250%), 02/28/25	594,305	590,097
Total Services: Business		26,941,874
Services: Consumer – 8.8%
Air Medical Group Holdings, Inc., Term Loan B – First Lien, 5.750% (3-Month USD LIBOR + 4.750%, 1.000% Floor), 10/02/25(c)	1,180,000	1,174,837
Aspen Dental Management, Inc. (ADMI Corp.), Term Loan B – First Lien (LIBOR + 4.000%, 0.750% Floor), 12/23/27(c)	786,667	788,830
Cambium Learning, Inc., Initial Term Loan – First Lien, 4.750% (3-Month USD LIBOR + 4.500%), 12/18/25	1,139,577	1,135,588
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – First Lien, 3.400% (1-Month USD LIBOR + 3.250%), 05/01/25	1,183,544	1,172,200
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – First Lien, 4.750% (1-Month USD LIBOR + 4.000%, 0.750% Floor), 05/01/25(b)	654,725	657,999
Prime Security Services Borrower LLC (Apollo Security Services Borrower LLC/ Protection One Alarm Monitoring, Inc.), Term Loan B – First Lien, 4.250% (3-Month USD LIBOR + 3.250%, 1.000% Floor), 09/23/26	1,270,659	1,280,386
Revint Intermediate II, LLC, Initial Term Loan – First Lien, 5.750% (1-Month USD LIBOR + 5.000%, 0.750% Floor), 10/15/27	400,000	396,500
UFC Holdings LLC, 2020 Term Loan – First Lien, 4.250% (LIBOR + 3.250%, 1.000% Floor), 04/29/26(b)	626,850	625,283
United PF Holdings LLC , Term Loan – First Lien, 9.500% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 12/30/26(b)	997,500	999,994
WP CityMD Bidco LLC (CityMD), Term Loan B – First Lien, 5.500% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 08/13/26	1,984,545	1,986,887
Total Services: Consumer		10,218,504
Telecommunications – 3.7%
CenturyLink, Inc., Term Loan B – First Lien, 2.400% (1-Month USD LIBOR + 2.250%), 03/15/27	881,100	873,170
GTT Communications B.V., Term Loan – First Lien (LIBOR + 5.000%, 1.000% Floor), 12/31/21(c)	520,066	475,860
GTT Communications, Inc. – Closing Date Term Loan – First Lien, 3.000% (3-Month USD LIBOR + 2.750%), 05/31/25	871,066	687,855
MTN Infrastructure TopCo, Inc. (Lumos), Term Loan B – First Lien, 5.000% (1-Month USD LIBOR + 4.000%, 1.000% Floor), 11/17/24	348,250	349,411
See accompanying Notes to Financial Statements
12   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund Schedule of Investments† (continued)	December 31, 2020
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Telecommunications – 3.7% (continued)
Zayo Group Holdings, Inc., Initial Dollar Term Loan – First Lien, 3.150% (1-Month USD LIBOR + 3.000%), 03/09/27(c)	$1,857,616	$1,850,483
Total Telecommunications		4,236,779
Transportation: Cargo – 5.8%
Genesee & Wyoming, Inc., Term Loan – First Lien, 2.250% (3-Month USD LIBOR + 2.000%), 12/30/26	1,985,000	1,983,760
Gruden Acquisition, Inc. (Quality Distribution LLC), Incremental Term Loan – First Lien, 6.500% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 08/18/22	1,811,004	1,796,670
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan – Second Lien, 9.500% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 08/18/23(b)	500,000	458,750
Kenan Advantage Group, Inc., Initial U.S. Term Loan – First Lien, 4.000% (1-Month USD LIBOR + 3.000%, 1.000% Floor), 07/29/22(c)	2,047,684	2,034,743
Kenan Advantage Group, Inc., Initial Canadian Term Loan – First Lien, 4.000% (1-Month USD LIBOR + 3.000%, 1.000% Floor), 07/29/22(c)	475,101	472,098
Total Transportation: Cargo		6,746,021
Utilities: Electric – 0.7%
PG&E (Pacific Gas and Electric Co.), Term Loan – First Lien, 5.500% (1-Month USD LIBOR + 4.500%, 1.000% Floor), 06/23/25	746,250	756,325
Wholesale – 4.2%
United Natural Foods, Term Loan B – First Lien, 4.400% (1-Month USD LIBOR + 4.250%), 10/22/25(c)	4,040,892	4,024,042
White Cap Buyer, LLC, Initial Closing Date Term Loan – First Lien, 4.500% (3-Month USD LIBOR + 4.000%, 0.500% Floor), 10/19/27	800,000	800,832
Total Wholesale		4,824,874
Total Senior Loans (Cost $157,511,715)		156,494,033
CORPORATE BOND – 0.3% (0.2% of Total Investments)
Automotive – 0.3%
GC EOS Buyer, Inc., 9.250%, 08/01/25(e)
(Cost $275,159)	288,000	310,680
	Shares
COMMON STOCKS – 0.1% (0.1% of Total Investments)
Aerospace & Defense – 0.0%(f)
New Constellis Borrower LLC*(b)	23,090	37,533
Automotive – 0.1%
Jason Incorporated*(b)	18,198	118,287
Transportation: Cargo – 0.0%(f)
North American Lifting Holdings, Inc. (TNT Crane)*(b)	2,065	37,170
Total Common Stocks (Cost $348,003)		192,990
See accompanying Notes to Financial Statements
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   13

First Eagle Senior Loan Fund Schedule of Investments† (continued)	December 31, 2020
Investments	Shares	Value
WARRANTS – 0.0%(f) (0.0% of Total Investments)
Hotel, Gaming & Leisure – 0.0%(f)
Cineworld Finance US, Inc. (Crown Finance US, Inc.), 0.415%, Expiration date: 11/24/25 (United Kingdom)*(b)	121,628	$53,224
Transportation: Cargo – 0.0%(f)
North American Lifting Holdings, Inc. (TNT Crane), Expiration date: 10/16/25*(b)	3,661	37
Total Warrants (Cost $35,652)		53,261
MONEY MARKET FUND – 9.2% (6.3% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 0.01%(g)(h) (Cost $10,567,651)	10,567,651	10,567,651
Total Investments in Securities – 145.1% (Cost $168,738,180)		167,618,615
Borrowings (Cost $45,500,000) – (39.4)%		(45,500,000)
Liabilities in Excess of Other Assets – (5.7)%		(6,633,487)
Net Assets – 100.0%		$115,485,128

*
Non-income producing security.

†
Securities are US securities, unless otherwise noted.

(a)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are the London Interbank Offered Rate (“LIBOR”), the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at December 31, 2020. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at year end. Senior loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(b)
Fair Value Level 3 security. All remaining securities are categorized as Level 2 unless otherwise noted.

(c)
All or a portion of this position has not settled as of December 31, 2020. The Fund will not accrue interest on its senior loans until the settlement date at which point LIBOR will be established.

(d)
The Fund held defaulted securities for which the income has been deemed uncollectible. As of December 31, 2020, the aggregate value of those securities was $1,370,652, representing 1.2% of the Fund’s net assets. The Fund no longer accrues income on securities once the income has been deemed uncollectible.

(e)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $310,680 which represents approximately 0.3% of net assets as of December 31, 2020. Unless otherwise noted, 144A securities are deemed to be liquid.

(f)
Less than 0.05%.

(g)
Fair Value Level 1 security.

(h)
Rate shown reflects the 7-day yield as of December 31, 2020.

See accompanying Notes to Financial Statements
14   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund Schedule of Investments† (concluded) December 31, 2020
SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	1.6%
Automotive	4.1
Banking, Finance, Insurance & Real Estate	6.6
Beverage, Food & Tobacco	0.5
Capital Equipment	1.8
Chemicals, Plastics & Rubber	1.2
Construction & Building	1.7
Consumer Goods: Durable	0.1
Consumer Goods: Non-Durable	5.1
Containers, Packaging & Glass	2.8
Energy: Electricity	0.9
Energy: Oil & Gas	2.1
Environmental Industries	1.4
Healthcare & Pharmaceuticals	10.1
High Tech Industries	27.5
Hotel, Gaming & Leisure	8.4
Media: Broadcasting & Subscription	5.9
Media: Diversified & Production	3.9
Metals & Mining	0.6
Retail	3.1
Services: Business	23.3
Services: Consumer	8.8
Telecommunications	3.7
Transportation: Cargo	5.8
Utilities: Electric	0.7
Wholesale	4.2
Money Market Fund	9.2
Total Investments	145.1
Borrowings	(39.4)
Liabilities in Excess of Other Assets	(5.7)
Net Assets	100.0%
See accompanying Notes to Financial Statements
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   15

First Eagle Senior Loan Fund Statement of Assets and Liabilities	December 31, 2020
ASSETS
Investments, at value (cost $168,738,180)	$167,618,615
Cash	138,052
Receivable for investments sold	3,786,371
Interest receivable	347,294
Due from adviser (Note 5)	398,683
Prepaid and other expenses	4,452
Net unrealized appreciation on delayed draw loan commitments	95,627
Other assets	63,051
Total Assets	172,452,145
LIABILITIES
Borrowings (Note 4)	45,500,000
Payable for securities purchased	11,029,781
Advisory fee payable (Note 5)	108,746
Other accrued expenses	328,490
Total Liabilities	56,967,017
Commitments and Contingencies (Note 9)
Net Assets	$115,485,128
COMPONENTS OF NET ASSETS
Paid-in-capital	$140,912,680
Total distributable loss	(25,427,552)
Net Assets	$115,485,128
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,990
Net Asset Value Per Share	$15.57
See accompanying Notes to Financial Statements.
16   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund Statement of Operations	For the Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$9,759,882
Total Investment Income	9,759,882
EXPENSES:
Advisory fees (Note 5)	1,258,634
Interest expense & fees on borrowings (Note 4)	916,625
Professional fees	391,685
Trustees’ fees and expenses (Note 5)	135,500
Administration fees	125,500
Insurance expense	124,266
Printing and mailing expense	64,070
Custodian fees	25,001
NYSE listing fee	23,740
Transfer Agent fees	23,346
Other expenses	120,020
Total Expenses	3,208,387
Less expense waivers and reimbursements (Note 5)	(464,936)
Net Expenses	2,743,451
Net Investment Income	7,016,431
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DELAYED DRAW LOAN COMMITMENTS:
Net realized loss investments	(14,771,855)
Net change in unrealized appreciation on investments	5,564,131
Net change in unrealized appreciation on delayed draw loan commitments	90,210
Net realized and change in unrealized loss on investments and delayed draw loan commitments	(9,117,514)
Net Decrease in Net Assets from Operations	$(2,101,083)
See accompanying Notes to Financial Statements.
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   17

First Eagle Senior Loan Fund Statement of Changes in Net Assets	Year Ended December 31, 2020	Year Ended December 31, 2019
OPERATIONS
Net investment income	$7,016,431	$9,187,649
Net realized loss on investments	(14,771,855)	(6,326,640)
Net change in unrealized appreciation on investments and delayed draw loan commitments	5,654,341	3,152,685
Net (decrease) increase in net assets from operations	(2,101,083)	6,013,694
Distributions to shareholders*
Distributions from distributable earnings	(7,357,670)	(8,991,816)
Distribution of return of capital	(328,404)	—
Total distributions on shareholders	(7,686,074)	(8,991,816)
Net Decrease in Net Assets	(9,787,157)	(2,978,122)
NET ASSETS:
Beginning of year	$125,272,285	$128,250,407
End of year	$115,485,128	$125,272,285

*
Distributions to shareholders generally come from: (a) investment income, net; (b) realized gain from investment transactions, net; and (c) other sources, except for those that represent return of taxes on capital distributions, which shall be disclosed separately.

See accompanying Notes to Financial Statements.
18   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund Statement of Cash Flows	Year Ended December 31, 2020
Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(2,101,083)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investments	(119,527,159)
Proceeds from sales of investments	122,150,445
Net increase in money market funds	(7,911,868)
Net change in unrealized appreciation on investments	(5,564,131)
Net accretion/amortization of premium or discount	(648,030)
Net increase in realized gains from principal paydowns	(451,530)
Net change in unrealized appreciation on delayed draw loan commitments	(90,210)
Net realized loss on investments	14,771,855
Decrease in receivable for investments sold	9,879,400
Decrease in interest receivable	194,080
Decrease in prepaid and other expenses	63,362
Decrease in other asset	54,578
Increase in due from adviser	(186,272)
Decrease in payable for investments purchased	(633,539)
Decrease in advisory fee payable	(8,581)
Decrease in other accrued expenses	(49,215)
Net cash provided by operating activities	9,942,102
Cash Flows from Financing Activities:
Proceeds from borrowings	5,000,000
Repayment of borrowings	(7,500,000)
Distributions paid	(7,686,074)
Net cash used by financing activities	(10,186,074)
Net decrease in cash	(243,972)
Cash, beginning of year	382,024
Cash, end of year	$138,052
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$916,625
See accompanying Notes to Financial Statements.
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   19

First Eagle Senior Loan Fund Financial Highlights	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Common Shares
Per Share Operating Performance
Net Asset Value, beginning of year	$16.89	$17.29	$18.37	$18.64	$17.25
Operations:
Net investment income(1)	0.95	1.24	1.27	1.26	1.37
Net realized and change in unrealized gain (loss) on investments and delayed draw loan commitments(2)	(1.23)	(0.43)	(1.19)	(0.31)	1.29
Total income (loss) from operations	(0.28)	0.81	0.08	0.95	2.66
Distributions to shareholders from:
Net investment income	(0.99)	(1.21)	(1.16)	(1.22)	(1.27)
Return of capital	(0.05)	—	—	—	—
Total distributions to shareholders	(1.04)	(1.21)	(1.16)	(1.22)	(1.27)
Net assets value per share, end of year	$15.57	$16.89	$17.29	$18.37	$18.64
Market price per share, end of year	$13.97	$15.17	$14.86	$16.86	$18.74
Total return:(3)
Net asset value	(1.25)%	4.80%	0.24%	5.23%	15.99%
Market value	(0.21)%	10.57%	(5.55)%	(3.65)%	27.75%
Ratios/Supplemental Data:
Net Assets, end of year (000’s)	$115,485	$125,272	$128,250	$136,299	$138,258
Ratio of expenses, including interest on borrowings, to average net assets	2.44%	2.85%	3.13%	3.03%	2.65%
Ratio of net investment Income, including interest on borrowings, to average net assets	6.23%	7.20%	6.89%	6.76%	7.72%
Portfolio turnover rate	81%	65%	57%	59%	41%
Borrowings:
Aggregate principal amount, end of year (000s)	$45,500	$48,000	$50,000	$58,000	$52,000
Average borrowings outstanding during the year (000s)	$44,721	$47,649	$57,978	$57,329	$52,929
Asset coverage, end of year per $1,000 of debt(4)	$3,538	$3,610	$3,565	$3,350	$3,658

(1)
Based on average daily shares outstanding.

(2)
Net realized and change in unrealized gain (loss) on investments and delayed draw loan commitments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(3)
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(4)
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at year end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements.
20   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Notes to Financial Statements   December 31, 2020

1. ORGANIZATION AND OPERATIONS
First Eagle Senior Loan Fund (formerly known as THL Credit Senior Loan Fund) (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a Certificate of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013. The Fund was renamed First Eagle Senior Loan Fund on May 8, 2020 and its ticker symbol with the New York Stock Exchange was updated from “TSLF” to “FSLF” on May 21, 2020. The Fund is managed by First Eagle Alternative Credit, LLC (formerly, THL Credit Advisors LLC) (the “Adviser”).
The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in Senior Loans. The Senior Loans in which the Fund will invest are fully collateralized, first lien corporate loans and notes. The Fund may also invest up to 20% of its Managed Assets in other securities, including high yield securities, notes, bonds, convertible securities, second lien loans and other subordinated debt and collateralized loan obligations. The Fund’s investments in high yield bonds, not including Senior Loans, will be limited to 10% of the Fund’s Managed Assets.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services — Investment Companies”. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange, normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria if the Committee does not believe that the pricing agent price reflects the current market value, the Adviser will determine a recommended method of valuing the Senior Loan for consideration by the Committee.
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   21

First Eagle Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Exchange traded equity securities and warrants are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System, those securities are valued at the official closing price.
Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.
Money market funds are valued at their net asset value.
If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
22   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2020:
Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$—	$234,398	$1,577,535	$1,811,933
Automotive	—	3,327,809	906,180	4,233,989
Banking, Finance, Insurance & Real Estate	—	7,665,366	—	7,665,366
Beverage, Food & Tobacco	—	583,548	—	583,548
Capital Equipment	—	1,854,651	273,053	2,127,704
Chemicals, Plastics & Rubber	—	1,444,906	—	1,444,906
Construction & Building	—	1,962,438	—	1,962,438
Consumer Goods: Durable	—	79,303	—	79,303
Consumer Goods: Non-Durable	—	4,824,188	1,049,704	5,873,892
Containers, Packaging & Glass	—	3,227,597	—	3,227,597
Energy: Electricity	—	1,032,212	—	1,032,212
Energy: Oil & Gas	—	2,450,138	—	2,450,138
Environmental Industries	—	1,635,028	—	1,635,028
Healthcare & Pharmaceuticals	—	7,726,537	3,907,779	11,634,316
High Tech Industries	—	27,711,876	4,093,500	31,805,376
Hotel, Gaming & Leisure	—	8,971,258	684,824	9,656,082
Media: Broadcasting & Subscription	—	6,854,282	—	6,854,282
Media: Diversified & Production	—	3,551,642	902,635	4,454,277
Metals & Mining	—	685,977	—	685,977
Retail	—	3,551,292	—	3,551,292
Services: Business	—	21,350,056	5,591,818	26,941,874
Services: Consumer	—	7,935,228	2,283,276	10,218,504
Telecommunications	—	4,236,779	—	4,236,779
Transportation: Cargo	—	6,287,271	458,750	6,746,021
Utilities: Electric	—	756,325	—	756,325
Wholesale	—	4,824,874	—	4,824,874
Corporate Bonds*	—	310,680	—	310,680
Common Stocks*	—	—	192,990	192,990
Warrants*	—	—	53,261	53,261
Money Market Fund	10,567,651	—	—	10,567,651
Total Investments	$10,567,651	$135,075,659	$21,975,305	$167,618,615

*
Please refer to Schedule of Investments for breakdown of valuations by industry.

   First Eagle Senior Loan Fund Annual Report | December 31, 2020   23

First Eagle Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Senior Loans	Common Stocks	Warrants	Total
Balance as of December 31, 2019 .	$29,792,622	$—	$—	$29,792,622
Realized gain (loss)	(1,065,345)	—	—	(1,065,345)
Change in unrealized appreciation / (depreciation)	881,909	(155,014)	17,610	744,505
Amortization (accretion)	70,224	—	—	70,224
Purchases	13,105,755	235,318	—	13,341,073
Sales and principal paydowns . . . . . . . . . . . . . . .	(9,535,514)	—	—	(9,535,514)
Transfers into Level 3	4,597,983	112,686	35,651	4,746,320
Transfers out of Level 3	(16,118,580)	—	—	(16,118,580)
Balance as of December 31, 2020 . . . . . . . . .	$21,729,054	$192,990	$53,261	$21,975,305
Net change in unrealized appreciation / (depreciation) attributable to level 3 investments held at December 31, 2020	$26,488	$(155,014)	$17,610	$(110,956)
Investments were transferred into Level 3 during the year ended December 31, 2020 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the year ended December 31, 2020 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.
The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:
	Fair Value	Valuation Technique	Unobservable Input	Range	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(1)
Senior Loans	$21,729,054	Third-party pricing service	Broker quotes	N/A	Increase
Common Stocks	192,990	Third-party pricing service	Broker quotes	N/A	Increase
Warrants	53,261	Third-party pricing service	Broker quotes	N/A	Increase

(1)
This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
24   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior year is reflected as change in unrealized appreciation (depreciation) on investment in the accompanying statement of operations.
Interest Expense and Fees on Borrowings
Interest expense and fees on borrowings relates to the Fund’s borrowings and includes interest paid plus any commitment fees on unused balances. They are recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of December 31, 2020, the tax years ended December 31, 2017, 2018, 2019 and 2020 remain subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   25

First Eagle Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2020

3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At December 31, 2020, 95.2% of the Fund’s Managed Assets were held in first lien Senior Loans.
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At December 31, 2020, the Fund had invested $3,223,124 in second lien loans.
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
4. BORROWINGS
Through October 2, 2020, the Fund maintained a $65.0 million credit facility with Societe Generale, New York Branch (the “Credit Facility”). Effective October 3, 2020, the Credit Facility was amended to reduce its size to $60.0 million and extend its maturity date to October 2, 2022. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 331∕3% of the Fund’s Managed Assets at the time of borrowing.
Through October 2, 2020, the Credit Facility bore an unused commitment fee on the unused portion of the facility amount equal to 0.55% on any day that the outstanding principal balance was less than 85% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility was equal to LIBOR for one month plus 0.95% per annum and was payable monthly. Effective October 3, 2020, unused
26   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2020

4. BORROWINGS (concluded)
commitment fee on the unused portion of the facility amount equal to 0.55% on any day that the outstanding principal balance is less than 75% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to LIBOR for one month plus 1.60% per annum and is payable monthly.
At December 31, 2020, the Fund had borrowings outstanding of $45,500,000 at an interest rate of 1.79%. For the year ended December 31, 2020, the average borrowings under the Credit Facility and the average interest rate were $44,721,311 and 1.95%, respectively. For the year ended December 31, 2020, the Fund incurred $86,503 for unused commitment fees, which is included in Interest Expense and Fees on Borrowings on the Statement of Operations. As of December 31, 2020, the Fund’s effective leverage represented 28.3% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at December 31, 2020.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the

•
Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
On December 8, 2019, THL Credit Advisors LLC and First Eagle Investment Management, LLC (“FEIM”) entered into a definitive agreement, whereby FEIM agreed, subject to the satisfaction of certain closing conditions, to merge a newly formed subsidiary of FEIM with and into the Adviser, with the Adviser as the surviving company (the “Transaction”). The Transaction closed on January 31, 2020. Immediately after closing of the Transaction, the Adviser changed its name to First Eagle Alternative Credit, LLC.
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   27

First Eagle Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2020

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
The consummation of the Transaction resulted in a change of control of the Adviser and an “assignment” of the then-current advisory agreement (“Prior Advisory Agreement”) between the Fund and the Adviser under the 1940 Act, causing the Prior Advisory Agreement to terminate automatically by its terms. On January 31, 2020, the Adviser commenced serving as investment adviser under an interim advisory agreement (“Interim Advisory Agreement”) that included substantially the same terms as the Prior Advisory Agreement.
On May 8, 2020, the shareholders of the Fund approved a new investment advisory agreement (“New Advisory Agreement” between the Fund and the Adviser, which included substantially the same terms as the Prior Advisory Agreement.
The Adviser manages the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, as well as administers the business and affairs of the Fund.
The Fund paid the Adviser as compensation under the Prior Advisory Agreement, and the Interim Advisory Agreement, and currently pays under the New Advisory Agreement an annual fee in the amount of 0.80% of average daily Managed Assets for the period each agreement was and is in place.
The Adviser has agreed to limit, indefinitely, certain specified expenses (including investor relations/ investor support servicing fees, treasury function expenses, compliance fees, professional fees, third-party fund administration and accounting fees, printing and mailing expenses, listing fees, fees and expenses of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), and other expenses) (“Specified Expenses”) borne by the Fund to an amount not to exceed 0.25% per year (the “Expense Cap”) of the Fund’s Managed Assets. The Expense Cap will be measured on an annual basis, based on the Fund’s Managed Assets on December 31st of each year. In any year the Specified Expenses exceed the Expense Cap, the Adviser will promptly reimburse the Fund to eliminate such excess. The Adviser will not seek reimbursement for any amounts paid to the Fund under this agreement. During the year ended December 31, 2020, the estimated expenses exceeding the Expense Cap to be reimbursed by the Adviser amounted to $464,936 and are disclosed in the Statement of Operations.
As of December 31, 2020, the Fund has a receivable from the Adviser of $398,683 on its Statement of Assets and Liabilities for estimated expenses in excess of the Expense Cap.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, settles all portfolio trades and is responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
The Fund pays each Independent Trustee a fee of $17,000 per annum, plus $3,000 per in person meeting and $500 per substantive conference call for serving as a trustee of the Fund. During 2020, the Board approved in-person meeting fee payments for meetings not conducted in person due to COVID. In addition, the Fund pays members of the Audit Committee a fee of $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of $1,000 per annum. Interested trustees and officers of the Fund do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the year ended December 31, 2020, purchases and sales of investments, other than purchases and sales of money market investments, were $119,527,159 and $122,150,445 respectively.
28   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2020

7. CAPITAL
The following is a summary of share transactions for the year ended December 31, 2020:
Shares of common stock, beginning of year	7,418,990
Change in shares of common stock outstanding	—
Shares of common stock, end of year	7,418,990
8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no other impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2017, 2018, 2019 and 2020 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the fiscal year end; accordingly, tax basis balances have not been determined as of December 31, 2020.
As determined at December 31, 2020, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the payment of excise taxes. The amounts reclassified did not affect net assets. The decreased accumulated net realized loss on investments by $451,530, decreased accumulated net investment income by $97,359, and decreased paid-in-capital by $354,171.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, are as follows:
	Ordinary Income	Return of Capital	Long-Term Capital Gain
2019	$8,991,816	$—	$—
2020	$7,357,670	$328,404	$—
As of December 31, 2020 the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the table below. This amount may be used to offset realized capital gains if any, for an unlimited time.
Short-Term	Long-Term	Total
$3,214,942	$21,188,671	$24,403,613
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses subject to expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. During the fiscal year ended December 31, 2020, the Fund did not incur such losses.
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   29

First Eagle Senior Loan Fund
Notes to Financial Statements (continued)   December 31, 2020

8. INCOME TAX INFORMATION (concluded)
At December 31, 2020, the tax components of net assets was as follows:
Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Depreciation on Investments
$0	$24,403,613	$1,023,938
At December 31, 2020, the cost basis of portfolio securities for federal income tax purposes is $168,738,180. Gross unrealized appreciation is $2,126,155, gross unrealized depreciation is $3,245,680 and net unrealized depreciation is $1,119,565. There is no difference between book and tax cost basis.
9. DELAYED DRAW LOAN COMMITMENTS
As of December 31, 2020, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:
Loan	Principal Amount	Cost	Value	Net Unrealized Appreciation
Cano Health, LLC, Delayed Draw Term Loan – First Lien	$211,959	$209,839	$211,959	$2,120
GTT Communications B.V., Delayed Draw – First Lien	910,115	832,755	832,755	—
Hertz Corp., DIP Delayed Draw Term Loan – First Lien.	2,189,091	2,156,255	2,249,762	93,507
Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statement of Operations.
10. SHAREHOLDER CONCENTRATION
As of December 31, 2020, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
First Trust Portfolios LP	17.24%
Saba Capital Management LP	12.44%
Wells Fargo & Company	5.65%
The Fund’s market price may experience adverse effects when certain large shareholders, such as other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price to its NAV in a more volatile manner than trading by shareholders with smaller holdings.
11. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On January 29, 2021, the Fund paid a regularly scheduled distribution in the amount of $0.07 per share to shareholders of record as of January 19, 2021.
30   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Notes to Financial Statements (concluded)   December 31, 2020

11. SUBSEQUENT EVENTS (concluded)
The Fund declared a regularly scheduled distribution in the amount of $0.07 per share payable on February 26, 2021 to shareholders of record as of February 19, 2021.
The Fund declared a regularly scheduled distribution in the amount of $0.07 per share payable on March 31, 2021 to shareholders of record as of March 18, 2021.
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   31

First Eagle Senior Loan Fund
Report of Independent Registered Public Accounting Firm December 31, 2020

To the Shareholders and the Board of Trustees of First Eagle Senior Loan Fund (formerly known as THL Credit Senior Loan Fund)
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of First Eagle Senior Loan Fund (formerly known as THL Credit Senior Loan Fund) (the Fund), including the schedule of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and agent banks or by other appropriate audit procedures, where replies from custodian or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ RSM US LLP
We have served as the auditor of First Eagle Senior Loan Fund since 2013.
Boston, Massachusetts
February 26, 2021
32   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Supplemental Information (unaudited)December 31, 2020

Investment Objective and Principal Investment Strategies
Investment Objective.   The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated Senior Loans. There can be no guarantee that the Fund will achieve its investment objective or that its investment strategy will be successful. An investment in the Fund may not be appropriate for all investors.
Principal Investment Strategies.   Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in Senior Loans. The Senior Loans in which the Fund will invest are fully collateralized, first lien corporate loans and notes. The Fund will not originate Senior Loans. The Fund will primarily acquire interests in Senior Loans directly by way of assignment and may at times also acquire Senior Loans through participating in a loan syndicate.
The Fund’s investment objective and 80% investment policy are non-fundamental and may be changed by the Board of Trustees without shareholder approval.
The Fund may invest up to 20% of its Managed Assets in other securities, including high yield securities, notes, bonds, convertible securities, second lien loans and other subordinated debt and collateralized loan obligations. The Fund’s investments in high yield bonds, not including Senior Loans, will be limited to 10% of the Fund’s Managed Assets. Under normal market conditions, the Fund does not intend to invest more than 20% of its Managed Assets in illiquid securities.
The Fund expects to invest substantially all of the Fund’s assets in Senior Loans and other securities and instruments, including high yield bonds, that are rated below investment grade by a nationally recognized rating agency or are unrated but deemed to be of similar quality by the Adviser. The Fund’s investments in below investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” instruments. The Adviser will limit the amount of CCC and below CCC (as rated by Standard & Poor’s Ratings Group) and unrated securities to no more than 20% of the Fund’s Managed Assets. Such investments are considered speculative, vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions in order for the obligors to meet their financial commitments on the obligations underlying such investments, and may also be in default of payment.
Under normal market conditions, the Fund will invest 100% of its Managed Assets in the securities of issuers located in North America and does not currently intend to invest a material amount of its Managed Assets outside the United States. For purposes of complying with these requirements, an issuer will be located in North America if its legal domicile is in North America or if the legal domicile of any co-issuer that is controlling, controlled by or under common control with the issuer is in North America where the co-issuer is (i) 100% responsible for the payment of principal and interest on the loan or security and (ii) the Fund has direct recourse against the co-issuer in the United States courts in the event that 100% of the payment of principal and interest on the securities is not made. Investments in issuers deemed to be located in the United States for these purposes will be deemed to be investments in the United States.
The Fund’s allocation among Senior Loans and other securities will depend on market conditions and the market outlook of the Adviser. The Adviser focuses on balancing current income and capital preservation through a research-driven and qualitative approach to credit analysis, risk management and investment selection. The Adviser uses a research-driven investment process to conduct fundamental credit analysis, risk classification and to assess relative value. The Fund will invest primarily in Senior Loans, debt securities and other credit instruments.
The Adviser intends to select debt securities and other types of credit instruments that it believes have a reasonably high likelihood of consistently paying their coupons and meeting their obligations. The Fund may invest in debt securities and other types of credit instruments of any credit quality, maturity and duration, subject to the limits described above. The Fund intends to invest primarily in credit instruments that are current on their interest payments; however, certain debt instruments held by the Fund (including loans and bonds) may not pay current interest in cash or otherwise. Under current market conditions, the
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   33

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2020

Fund does not intend to invest more than 20% of its Managed Assets in debt instruments that may not pay current interest in cash or otherwise, including paid-in-kind securities. The mix of the Fund’s debt securities and other types of credit instruments at any time will also depend on the securities that the Adviser believes hold the most value within the Fund’s investment strategy.
The Fund intends to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets.
The Fund may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Fund may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.
Principal Risks
The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a short-term trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.
Investment Risk.   An investment in the shares of the Fund (“Common Shares”) is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter (“OTC”) markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Adviser’s responses to these market movements may not be successful. The Common Shares at any point in time may be worth less than the original cost, even after taking into account any reinvestment of dividends and distributions.
Market Risk.   Securities held by the Fund, as well as the Common Shares, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. The Common Shares could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the Fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the Fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.
Market Price Discount from NAV Risk.   The shares of closed-end management investment companies, such as the Fund, often trade at a discount from their net asset value (“NAV”), and the Common Shares may likewise trade at a discount from NAV. The trading price of the Common Shares may be less than the public offering price. The returns earned by the Fund’s common shareholders (“Common Shareholders”) who sell their Common Shares below NAV may therefore be reduced.
Management Risk.   The Fund is subject to management risk because it relies on the Adviser’s ability to pursue the Fund’s investment objective. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the
34   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2020 desired results. For example, the Fund’s 80% policy may not be successful if the Senior Loans purchased by the Fund default on payment obligations or otherwise decline in value. There can be no assurance that the Adviser’s asset allocation will provide any protection against market downturns. The Adviser’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.
Issuer Risk.   The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Interest Rate Risk.   As a general matter, various securities held in the Fund (whether Senior Loans, collateralized loan obligations, convertible securities, high yield securities or otherwise) contain an income component that may cause the security to be affected by changes in interest rates. Although most Senior Loans held in the Fund pay floating rate interest payments, they may still be subject to changes in value from interest rate risk. These Senior Loans generally will have scheduled interest reset provisions, for example, if the interest rate is tied to LIBOR that can negatively impact a borrower’s cash flow generation in a rising interest rate environment. In such an environment, it may be more difficult for borrowers to make debt repayments to the Fund. Generally, however, the stated interest margin remains constant through the life of the Senior Loans, unless adjusted via amendment. An increase in interest rates may cause securities and the Fund overall to decrease in value; conversely, a decrease in interest rates may cause securities and the Fund overall to increase in value. Further, a material increase in interest rates may cause securities and the Fund overall to materially decrease in value. The Fund may utilize certain strategies, such as investing in futures, options and other derivative instruments. The use of such strategies may offset the impact to the Fund’s portfolio of changing interest rates and overall price volatility due to changes in related markets.
With respect to the Fund’s investments in fixed-rate securities and instruments, during periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. During sustained periods of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the COVID-19 pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance.
Credit Risk.   Issuers of Senior Loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This nonpayment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loans or credit instrument experiencing nonpayment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in Senior Loans and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing Senior Loans or credit instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. To the extent the Fund invests in high yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.
Prepayment Risk.   During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   35

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2020 in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and other loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced because the issuer of the bond is more likely to redeem the bond at dates prior to its stated maturity, in order to refinance the debt at a lower cost.
Senior Loans Risk.   Substantial increases in interest rates may cause an increase in Senior Loan defaults as borrowers may lack resources to meet higher debt service requirements. There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are less liquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s NAV and difficulty in valuing the Fund’s portfolio of Senior Loans. Although the Adviser believes that the Fund’s investments in Senior Loans could limit fluctuations in the Fund’s NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund’s NAV and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans may also be subject to structural subordination and, although they may be senior to equity and other debt securities in the borrower’s capital structure, may be subordinated to obligations of the borrower’s subsidiaries (i.e., a borrower may only be able to make payments on Senior Loans after the debt obligations of the borrower’s subsidiaries have been repaid). The Fund is subject to the risk that the borrower under a Senior Loan will default on scheduled interest or principal payments. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service as the interest rate on its Senior Loans is upwardly adjusted). The Adviser reviews the impact of rising and falling interest rates on an issuer’s cash-flow as part of stress testing that is part of the Adviser’s standard Senior Loans due diligence.
Usually, Senior Loans are freely callable at the issuer’s option. Senior Loans may become nonperforming for a variety of reasons. Such nonperforming loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Senior Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank or borrower. Risks associated with Senior Loans include (i) the borrower’s inability to meet principal and interest payments and interest payments on its obligations (i.e., credit risk); (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments, and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the borrower and general market liquidity (i.e., market risk).
Purchasers of loans are predominately commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are provided confidential information relating
36   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2020 to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. In addition, historically the trading volume in the loan market has been small relative to the market for high yield debt securities.
Since substantially all of the Senior Loans in which the Fund will invest do not fully amortize over the life of such loans, they will likely have a principal amount outstanding at maturity, which could result in a substantial loss to the Fund if the borrower is unable to refinance or repay the debt at maturity.
Senior Loans Legislation Risk.   To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loans interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected U.S. and non-U.S. corporations and other business entities. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loans interests relating to highly leveraged transactions or subject such Senior Loans interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loans interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. If the Fund were to attempt to sell a Senior Loans interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loans interest, the price at which the Fund could consummate such a sale might be adversely affected.
Secured Loans Risk.   Although the senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan or could recover nothing of what it is owed on the senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. There can be no assurance that the collateral can be readily liquidated or that the liquidation of the collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal. Uncollateralized (i.e., non-secured) senior loans involve a greater risk of loss.
Second Lien or Other Subordinated Debt Risk.   Second lien loans are generally second in line in terms of repayment priority. Second lien or other subordinated debt or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated debt or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated debt or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien or other subordinated or unsecured loans or high yield securities share risks similar to those associated with investments in other high yield securities and obligations.
High Yield (“Junk Bond”) Risk.   The Fund may invest up to 10% of its Managed Assets in bonds, not including Senior Loans, that are classified as “higher-yielding” (and, therefore, higher-risk) investments. Substantially all of the Fund’s Senior Loan investments will also be classified as “junk.” In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   37

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2020 exchange-traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.
Distressed Investments Risk.   The Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.
Distressed Debt, Litigation, Bankruptcy and Other Proceedings.   The Fund may be invested in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk that the issuer will default on the obligations or enter bankruptcy. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss by the Fund of its entire investment in such securities. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments decline.
A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments declines.
Certain fixed-income instruments invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to
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Supplemental Information (unaudited) (continued)December 31, 2020 find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity. Where the Fund or the Adviser has representatives on the boards of a portfolio company, such involvement may also prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.
Restricted Securities Risk.   The Fund will invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.
Event Driven Investing.   The Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made.
Corporate Bonds Risk.   The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
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First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2020

Liquidity Risk.   The Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.
Investments in non-investment grade fixed income securities will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
Investments in non-investment grade fixed income securities will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
Inflation Risk.   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Common Shares.
Deflation Risk.   Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Leverage Risk.   Although the Fund presently uses leverage, there can be no assurance that the Fund will continue do so, or that it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. The Fund’s total leverage, either through borrowings, such as the Credit Facility, preferred stock issuance, reverse repurchase agreements, dollar rolls or similar transactions, may not exceed 33 1/3% of the Fund’s Managed Assets.
The use of leverage creates an opportunity for increased net investment income dividends payable on the Common Shares, but also creates risks for Common Shareholders, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause
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First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2020 greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s current income. This interest expense may be greater than the Fund’s current income on the underlying investment. The Fund’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Share dividends, but also creates special risks and considerations for the Common Shareholders, including:
•
The likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•
The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•
The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•
When the Fund uses financial leverage, the investment advisory fees payable to the Adviser, respectively, will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund’s Managed Assets there may be a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interests;

•
Leverage increases operating costs, which will be borne entirely by the Common Shareholders and may reduce total return; and

•
Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

Valuation Risk.   Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.
Distribution Risk.   There can be no assurance that monthly distributions paid by the Fund to Common Shareholders will be maintained at current levels, remain stable or increase over time. The monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short and long term.
Natural Disasters and Adverse Weather Conditions.   Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
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First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2020

Portfolio Turnover.   The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher transaction costs and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.
Potential Conflict of Interest Risk.   The Adviser may be subject to certain conflicts of interest in its management of the Fund. Individual investment professionals at the Adviser and its affiliates manage multiple accounts for multiple clients. The Fund’s portfolio managers who are primarily responsible for the day-to-day management of the Fund (“Investment Personnel”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. Investment Personnel make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Investment Personnel may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
Investment Personnel or other investment professionals working with the Investment Personnel may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, Investment Personnel may purchase a security in one account while appropriately selling that same security in another account. Similarly, Investment Personnel may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees the Adviser receives for managing the Fund. Some Investment Personnel are eligible to receive incentive payments from the Adviser. Because such incentive payments paid to Investment Personnel are tied to revenues earned by the Adviser and such affiliates, the incentives associated with any given account may be significantly higher than those associated with other accounts managed by a given Investment Professional, including the Fund. Finally, Investment Personnel may hold shares or investments in the other pooled investment vehicles and/or other accounts.
Conflicts could also arise from the involvement of FEAC and its affiliated entities (“Affiliates”) in other activities that may conflict with those of the Fund. Affiliates of FEAC engage in a broad spectrum of activities. In the ordinary course of their business activities, the Affiliates of FEAC may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of the Fund. Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund. In addition, the Investment Personnel or other management team members of FEAC serve or may serve as portfolio managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund.
In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of FEAC and its Affiliates have implemented certain policies and procedures that could restrict opportunities available to the Fund. For example, FEAC and its Affiliates may come into possession of material non-public information with respect to companies in which FEAC may be considering making an investment or companies that are FEAC’s and its Affiliates’ advisory clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s
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Supplemental Information (unaudited) (continued)December 31, 2020 activities and the investment opportunity may be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by FEAC has or has considered making an investment or which is otherwise an advisory client of FEAC and its Affiliates may restrict or otherwise limit the ability of FEAC to direct investments in such companies.
FEAC or its Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers. In such circumstances, FEAC may take positions on behalf of itself and other accounts and clients that are adverse to the interest of other clients, including the Fund. As a result of such participation, FEAC may be restricted in trading in such issuers or securities of said issuers on behalf of the Fund.
The 1940 Act also prohibits certain “joint” transactions with certain of FEAC’s Affiliates, which could include making investments in the same portfolio company (whether at the same or different times). As a result of these restrictions, FEAC may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.
All of the transactions described above involve the potential for conflicts of interest between FEAC (or its employees) and the Fund. The Investment Advisers Act of 1940, as amended, and the 1940 Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. FEAC has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with FEAC’s fiduciary duty to the Fund and in accordance with applicable law. FEAC seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable Fund or client account.
Anti-Takeover Provisions.   The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.
Tax Risk.   To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of the sum of its investment company taxable income and net tax-exempt interest. If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed to its Common Shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gains (if any), would be taxable to the Common Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in the Common Shares, with any
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First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2020 amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code.
No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. In light of the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s distributions will consist of tax-advantaged qualified dividend income. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares.
LIBOR Rate Risk.   Many debt securities and other financial instruments, including most of the Fund’s investments, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body charged with regulating LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Various financial industry groups began planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Federal Reserve convened the Alternative Reference Rates Committee (the “ARRC”), comprised of a group of private-market participants, to identify risk-free alternative references rates for LIBOR and to create an implementation plan with metrics of success and a timeline to support an orderly adoption of an alternative reference rate. The Committee identified the Secured Overnight Financing Rate (“SOFR”) as its recommended replacement to LIBOR, which is intended to be a broad measure of the cost of borrowing cash overnight collateralized by U.S. treasury securities. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions.
On November 30, 2020, the Ice Benchmark Administration and the FCA announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two month USD LIBOR settings which will cease publication on December 31, 2021. This new deadline constitutes a considerable extension beyond the previously announced date of December 2021 for all US Dollar LIBOR tenors.
However, the ARCC, including its ex officio members from the Federal Reserve Board and New York Federal Reserve, has subsequently emphasized that the extension to June 2023 does not alter the regulatory perspective on new loan issuances: that market participants should already be using language that provides for an automatic switch from LIBOR to a replacement in new loan agreements (or should start immediately) and that June 30, 2021 should be the target for the cessation of new loans based on LIBOR.
Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. While some instruments tied to LIBOR that the Portfolio invests in may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering new
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trades. Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 2023.
Given the risks described above, an investment in Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.
Recent Changes
The following information in this annual report is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Effective January 15, 2021, Brian Good no longer manages the Fund's portfolio. Effective November 9, 2020, Mr. Good resigned as the Fund's President and Principal Executive Officer and Robert J. Hickey, a member of the Fund's portfolio management team and an interested Trustee of the Fund, was appointed by the Board as the Fund's President and Principle Executive Officer. Mr. Hickey, along with the other members of the Fund's portfolio management team, Messrs. James R. Fellows, Brian J. Murphy and Stephen F. Krull, continue to manage the Fund.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for Fund, provides that a holder of the Fund’s Common Shares will be Privacy Policy automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value

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First Eagle Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2020 plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

46   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Supplemental Information (unaudited) (concluded)December 31, 2020

Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The Fund and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, and alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the Adviser who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   47

First Eagle Senior Loan Fund
Additional Information (unaudited) December 31, 2020

Federal Income Tax Information
As required by the Code, shareholders must be notified regarding certain tax attributes of distributions made by the Fund.
No ordinary dividends paid during the fiscal year ended December 31, 2020 are designated as “qualified dividend income”.
Shareholders are generally entitled to take a dividend received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. No ordinary income dividends paid during the fiscal year ended December 31, 2020, qualify for the corporate dividend received deduction.
Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR filed by the Fund over the past fiscal year. The Fund’s Form N-CSR filings are available on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-844-409-6354; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the SEC’s website at https://www.sec.gov. Information regarding how the Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-844-409-6354 and on the SEC’s website.
48   First Eagle Senior Loan Fund Annual Report | December 31, 2020

First Eagle Senior Loan Fund
Board of Trustees (unaudited) December 31, 2020

Name, Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:	Other Directorship Held by the Trustee
Joseph L. Morea Year of Birth: 1955	Trustee, Class I, and Chairman of the Board since August 2013	Self-Employed, Commercial and Industrial Real Estate Investment (2012 — Present).	Director, TravelCenters of America, LLC; Director, Portman Ridge Finance Corporation; Trustee, Industrial Logistics Properties Trust; Trustee, Tremont Mortgage Trust
Laurie Hesslein Year of Birth: 1959	Trustee, Class III, since March 2017	Citigroup, Managing Director, Citi Holdings Division — Business Head, Local Consumer Lending North America (2013 — 2017).	Trustee, VanEck Vectors ETF Trust (56 Funds)
Ronald J. Burton Year of Birth: 1947	Trustee, Class II, and Audit Committee Chair since August 2013	Burton Consulting, LLC, Principal (2013 — Present).	None.
Michael Perino Year of Birth: 1963	Trustee, Class I, and Nominating and Governance Committee Chair since August 2013	St. John's University School of Law, Dean George W. Matheson Professor of Law (2007 — Present); Vice Dean of Academic Affairs (2019 — Present); Associate Academic Dean (2017 — 2019).	None.
Robert J. Hickey(1) Year of Birth: 1963	Trustee, Class II since May 2019	First Eagle Alternative Credit, Senior Managing Director (2012 — Present).	None.

(1)
“Interested person” (as such term is defined in the 1940 Act) of the Fund.

   First Eagle Senior Loan Fund Annual Report | December 31, 2020   49

First Eagle Senior Loan Fund
Fund Officers (unaudited) December 31, 2020

Name, Year of Birth, and Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:
Robert J. Hickey Year of Birth: 1963 President and Principal Executive Officer since 2020	First Eagle Alternative Credit, LLC, Senior Managing Director (2012 — Present).
Jennifer Wilson Year of Birth: 1972 Treasurer, Principal Financial Officer, Principal Accounting Officer and Secretary since 2018	First Eagle Alternative Credit, LLC, Chief Accounting Officer (2020 — Present), Director of Financial Planning & Analysis (2018 — 2019); Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (2012 — 2018).
Andrew Morris Year of Birth: 1986 Chief Compliance Officer since 2019	First Eagle Alternative Credit, LLC, Chief Compliance Officer (2020 — Present); Director, Senior Counsel (2019); Kirkland & Ellis LLP, Associate (2016 — 2019); Davis Polk & Wardwell LLP, Associate (2014 — 2016).
Sabrina Rusnak-Carlson Year of Birth: 1979 Chief Legal Officer since 2018	First Eagle Alternative Credit, LLC, General Counsel (2015 — Present) and Chief Compliance Officer (2018 — 2019).
Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.
50   First Eagle Senior Loan Fund Annual Report | December 31, 2020

Trustees
Robert J. Hickey
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Robert J. Hickey
Jennifer Wilson
Andrew Morris
Sabrina Rusnak-Carlson
Investment Adviser
First Eagle Alternative Credit, LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Proskauer Rose LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of First Eagle Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov. Information on Form N-PORT is also available on the Fund’s website at www.feacfslf.com.
Information on the Fund is available at www.feacfslf.com or by calling 1-844-409-6354.
   First Eagle Senior Loan Fund Annual Report | December 31, 2020   51

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	The registrant intends to satisfy the disclosure requirement under paragraph (c) of this item by posting such information on its Internet website at https://www.feacfslf.com/.

(f)	The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at https://www.feacfslf.com/.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Ronald Burton Jr. and Mr. Joseph Morea are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $50,000 for 2020 and $47,500 for 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $16,700 for 2020 and $16,200 for 2019. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the First Eagle Senior Loan Fund (“FSLF”). The Pre-Approval Policies and procedures (the “Policy”) adopted by the Audit Committee (the “Committee”) of FSLF set forth the procedures and the conditions pursuant to which services performed by and independent auditor (“Auditor”) for FSLF may be pre-approved. The Committee as a whole or, in certain circumstances, a designated member of the Committee (“Designated Member”), must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

Pre-Approval of Non-Audit Services Provided to FSLF’s Investment Adviser or Service Affiliates. The Committee as a whole, or in certain circumstances, a Designated Member, must pre-approve any engagement of the Auditor to provide non-audit services to the Investment Adviser and any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Investment Adviser or Service Affiliate directly impact the Fund’s operations and financial reporting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $128,000 for 2020 and $76,950 for 2019.

(h)	The registrant's audit committee of the board of trustees has not considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are Mr. Ronald Burton Jr., Mr. Joseph Morea, Ms. Laurie Hesslein and Mr. Michael Perino.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

First Eagle Senior Loan Fund

PROXY VOTING POLICIES AND PROCEDURES

1.   Policy

It is the policy of the Board of Trustees (the “Board”) of First Eagle Senior Loan Fund (the “Fund”) to delegate the responsibility for voting proxies relating to the securities held by the Fund to the Fund’s investment adviser (the “Adviser”), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to the Fund’s Adviser, and directs the Adviser to vote proxies relating to Fund portfolio securities managed by the Adviser consistent with the duties and procedures set forth below. The Adviser may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

2.   Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset to the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

3.   Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Adviser’s Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.

B.	Voting Record Reporting. The Adviser shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Adviser may agree from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.	Conflicts of Interest. Any actual or potential conflicts of interest between the Adviser and the Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Adviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Adviser.

D.	Securities Lending Program. When the Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where the Adviser determines, however, that there is a proxy vote (or other shareholder action) for a material event, the Adviser should request that the agent recall the security prior to the record date to allow the Adviser to vote the proxy for the security. When determining whether to recall securities to allow for a proxy vote, the Adviser will determine whether such action is beneficial to the Fund and its shareholders by considering the materiality of the proxy item, the percentage of the issuer’s shares held, the likelihood of materially affecting the proxy vote, and the cost and use of resources to recall the securities.

4.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time without prior notice.

5.	Disclosure of Policy or Description/Proxy Voting Record

A.	The Fund will disclose a description of the Fund’s proxy voting policy in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

B.	The Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

C.	The Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll free telephone number, (ii) on the Fund’s website at a specified address, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

D.	The Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.

E.	The Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.

6. Related Procedures

The Fund currently satisfies the disclosure obligation set forth in Section 5 above by:

•	describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that this proxy voting policy is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and

•	providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.

7.	Recordkeeping

Proxy voting books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in Adviser’s office.

The Adviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Adviser that were material to a proxy voting decision, including a decision to abstain from voting, or that memorialized the basis for that decision; and

•	a copy of each written request from an investor for the Fund’s proxy voting policies and procedures and/or information on how the Adviser voted proxies, and a copy of any written response by the Adviser to any such requests.

8.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: August 22, 2013

Amended: May 14, 2015

Amended: November 14, 2018

Amended: March 1, 2020

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James R. Fellows, Chief Investment Officer and Managing Director, First Eagle Alternative Credit, LLC (“FEAC” or the "Adviser"). James has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Robert J. Hickey, Managing Director, FEAC. Robert has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Brian J. Murphy, Managing Director, FEAC. Brian has worked for FEAC’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Steven F. Krull, Managing Director, FEAC. Steven has worked for FEAC’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

The Portfolio Managers noted above manage FSLF via the Fund Investment Committee. Therefore, the day-to-day management of FSLF is shared among the Portfolio Managers. Brian J. Murphy and Steven F. Krull also serve as traders for FSLF and execute trades in the new issue and secondary bank loan markets on behalf of FSLF.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James R. Fellows	Registered Investment Companies:	3	$552 million	1**	$0
	Other Pooled Investment Vehicles:	58	$18.8 billion	55***	$14.0 billion
	Other Accounts:	7	$765 million	4	$89 million
Robert J. Hickey	Registered Investment Companies:	2	$185 million	0	$0
	Other Pooled Investment Vehicles:	39	$14.6 billion	36***	$10.8 billion
	Other Accounts:	3	$676 million	0	$0
Brian J. Murphy	Registered Investment Companies:	2	$185 million	0	$0
	Other Pooled Investment Vehicles:	39	$14.6 billion	36***	$10.8 billion
	Other Accounts:	3	$676 million	0	$0
Steven F. Krull	Registered Investment Companies:	2	$185 million	0	$0
	Other Pooled Investment Vehicles:	39	$14.6 billion	36***	$10.8 billion
	Other Accounts:	3	$676 million	0	$0

* Information as of December 31, 2020 except as noted, and is unaudited.

**Includes one business development company (“BDC”), as of December 31, 2020, for which the performance fee was waived in 2020. Therefore, no assets of the BDC are included in the “Total Assets in Accounts where Advisory Fee is Based on Performance”.

*** Reflects one pooled investment vehicle which is currently in wind down and fourteen Collateralized Loan Obligation Vehicles ("CLOs") that are either called or out of their reinvestment period. No performance based fee is being received/billed from the vehicles, so their assets are not included in “Total Assets in Accounts where Advisory Fee is Based on Performance”. Also, twenty-six other accounts noted in this column represent CLOs where the performance fees of a CLO are achieved based on a pre-defined percentage based internal rate of return (IRR) hurdle for holders of the subordinated notes of the CLO.

Potential Conflicts of Interests

The Portfolio Managers may be subject to certain conflicts of interest in their management of FSLF. The Portfolio Managers generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of FSLF. The Portfolio Managers make investment decisions for each account, including FSLF, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Consequently, Portfolio Managers may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to FSLF and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of FSLF.

The Portfolio Managers or other investment professionals working with the Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of FSLF, or make investment decisions that are similar to those made for FSLF, both of which have the potential to adversely impact FSLF depending on market conditions. For example, the Portfolio Managers may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for FSLF and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of FSLF’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees the Adviser receives for managing FSLF. Some Portfolio Managers are eligible to receive incentive payments from the Adviser. Because such incentive payments paid to the Portfolio Managers are tied to revenues earned by the Adviser and such affiliates, the incentives associated with any given account may be significantly higher than those associated with other accounts managed by a given Portfolio Manager, including FSLF. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts.

Conflicts could also arise from the involvement of the Adviser and its affiliated entities (“Affiliates”) in other activities that may conflict with those of FSLF. Affiliates of the Adviser engage in a broad spectrum of activities. In the ordinary course of their business activities, Affiliates may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of FSLF. Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on FSLF. In addition, the Portfolio Managers or other management team members of the Adviser serve or may serve as portfolio managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of FSLF.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of the Adviser and its Affiliates have implemented certain policies and procedures that could restrict opportunities available to FSLF. For example, the Adviser and the Affiliates may come into possession of material non-public information with respect to companies in which the Adviser may be considering making an investment or companies that are the Adviser’s and its Affiliates’ advisory clients. As a consequence, that information, which could be of benefit to FSLF, could also restrict FSLF’s activities and the investment opportunity may be unavailable to FSLF. Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by the Adviser has or has considered making an investment or which is otherwise an advisory client of the Adviser and its Affiliates may restrict or otherwise limit the ability of the Adviser to direct investments in such companies.

The Adviser or its Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers. In such circumstances, the Adviser may take positions on behalf of itself and other accounts and clients that are adverse to the interest of other clients, including FSLF. As a result of such participation, the Adviser may be restricted in trading in such issuers or securities of said issuers on behalf of FSLF.

The Investment Company Act of 1940, as amended (“1940 Act”), also prohibits certain “joint” transactions with certain Affiliates, which could include making investments in the same portfolio company (whether at the same or different times). As a result of these restrictions, the Adviser may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate. These limitations may limit the scope of investment opportunities that would otherwise be available to FSLF.

All of the transactions described above involve the potential for conflicts of interest between the Adviser (or its employees, including the Portfolio Managers) and FSLF. The Investment Advisers Act of 1940, as amended, and the 1940 Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. The Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with the Adviser’s fiduciary duty to FSLF and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable client account.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers are employed by the Adviser. The Adviser offers all investment professionals the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective performance criteria where a numerical scoring framework is applied. Annual investment performance is a significant component of that score, with the contribution amount varied pursuant to the Portfolio Manager’s experience and seniority. In addition, management finds it valuable and fair to look at all decisions made, not simply the ones that resulted in assets entering or leaving the portfolios. In addition to the Portfolio Manager’s salary and annual bonus, the Adviser offers employees significant benefits. Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. Specifically, the professional staff is compensated with a base salary in addition to a yearly bonus that is based on company, group and individual performance. The intent of this compensation plan is the long term alignment of interests between the investment team and our clients over a multi-year period. Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned*
James R. Fellows	$500,001-$1,000,000

Robert J. Hickey	$50,001-$100,000

Brian J. Murphy	$50,001-$100,000

Steven F. Krull	$10,001-$50,000

* Information as of December 31, 2020.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in any securities lending activity during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1)	Code of ethics – see Item 2.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST EAGLE SENIOR LOAN FUND

By (Signature and Title)*	/s/ Robert J. Hickey
Robert J. Hickey, President and Principal Executive Officer
(principal executive officer)

Date	3/8/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert J. Hickey
Robert J. Hickey, President and Principal Executive Officer
(principal executive officer)

Date	3/8/21

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer, Principal Financial Officer, Principal
Accounting Officer and Secretary
(principal financial officer)

Date	3/8/21

* Print the name and title of each signing officer under his or her signature.